EXHIBIT 10.1
                                                                    ------------

                             MEDIS TECHNOLOGIES LTD.

                      6% SENIOR CONVERTIBLE NOTES DUE 2010

                          REGISTRATION RIGHTS AGREEMENT


                                                                   July 26, 2005
MCMAHAN SECURITIES CO. L.P.
500 West Putnam Avenue
Greenwich, CT 06830

         Medis Technologies Ltd., a Delaware corporation (the "Company"), proposes to issue and sell to the initial purchaser (the "Initial Purchaser") named in the purchase agreement, dated July 26, 2005, by and between the Initial Purchaser and the Company (the "Purchase Agreement"), its 6% Senior Convertible Notes due 2010 (the "Securities"), upon the terms and subject to the conditions set forth in such Purchase Agreement. As an inducement to the Initial Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchaser thereunder, the Company agrees with the Initial Purchaser for the benefit of Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

         1. DEFINITIONS.

         Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Registration Rights Agreement (this "Agreement"), the following defined terms shall have the following meanings:

         "Additional Interest" has the meaning assigned thereto in Section 7(a) hereof.

         "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Amount" means, at the time of computation of any Additional Interest, (i) with respect to the Securities, the principal amount of the Securities then outstanding, and (ii) with respect to shares of Common Stock which have been issued upon conversion of Securities pursuant to the Indenture, the principal amount of Securities that was converted into such number of shares.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York, State of New York are authorized or obligated by law or executive order to close.

         "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         "Common Stock" means the Company's common stock, par value $0.01 per share.

         "DTC" means The Depository Trust Company.

         "Effectiveness Period" has the meaning assigned thereto in Section 2(b)(i) hereof.

         "Effective Time" means the time at which the Commission declares any Shelf Registration Statement effective or at which time any Shelf Registration Statement otherwise becomes effective.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

         "Holder" means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

         "Indenture" means the Indenture, dated as of July 26, 2005, between the Company and Wachovia Bank, National Association, pursuant to which the Securities are to be issued, and as amended and supplemented from time to time in accordance with its terms.

         "Issue Date" means the first date of original issuance of the Securities.

         "Majority of Holders" means Holders holding over 50% of the aggregate principal amount of Registrable Securities outstanding.

         "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Election and Questionnaire substantially in the form of Appendix A hereto.

         "Notice Holder" has the meaning assigned thereto in Section 3(a)(i) hereof.

         The term "person" means an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the Offering of any portion of the Registrable Securities covered by any Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Securities Act or the Exchange Act and incorporated by reference therein.

         "Registrable Securities" means all or any portion of the Securities issued from time to time under the Indenture and the shares of Common Stock issuable upon conversion of such Securities until (i) the earlier of: (A) two years from the last date of original issuance of any

Securities, and (B) the last date that the Company or any of its Affiliates (or any predecessor thereto) was the owner of such Securities; or (ii) such shorter period ending on the date that (w) all of the Holders of Registrable Securities that are not Affiliates of the Company are able to sell all Registrable Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act (or any successor rule or regulation which permits resales thereof without further registration under the Securities Act), (x) all Registrable Securities registered under the Shelf Registration Statements have been sold, (y) all Registrable Securities have ceased to be outstanding, or (z) all Registrable Securities are sold to the public pursuant to Rule 144 (or any successor rule or regulation which permits resales thereof without further registration under the Securities Act).

         "Registration Default" has the meaning assigned thereto in Section 7(a) hereof.

         "Securities Act" means the United States Securities Act of 1933, as amended.

         "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

         "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement and Prospectus, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement and Prospectus, and any additional "shelf" registration statements filed under the Securities Act to permit the registration and sale of Registrable Securities pursuant to Section 3(a)(ii) hereof.

         "Suspension Period" has the meaning assigned thereto in Section 2(c) hereof.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

         The term "underwriter" means any underwriter, or any person deemed to be an underwriter pursuant to the Securities Act and Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

         Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, each share of Common Stock issued upon conversion of the Securities which is a Registrable Security shall represent a principal amount or percentage of Registrable Securities determined based on a quotient, (i) the numerator of which shall be equal to the aggregate principal amount of Securities issued, less the aggregate principal amount of Securities outstanding as of the date of determination, and (ii) the denominator of which shall be equal to the aggregate number of shares of Common Stock issued upon conversion of the Securities which are Registrable Securities as of the date of determination.

         2. SHELF REGISTRATION.

         (a) The Company shall, as soon as practicable, but no later than 120 calendar days following the Issue Date, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and, thereafter, shall use its commercially reasonable efforts to cause such initial Shelf Registration Statement to be declared effective under the Securities Act no later than 180 calendar days following the Issue Date; provided, however, that only Holders who are Notice Holders shall be entitled to be named as a selling securityholder in any Shelf Registration Statement as of the date it is declared effective or to use the Prospectus forming a part thereof for offers and resales of Registrable Securities. None of the Company's securityholders (other than Holders of Registrable Securities) shall have the right to include any of the Company's securities in the Shelf Registration Statement.

         (b) Subject to Section 2(c) hereof, the Company shall use its commercially reasonable efforts:

                  (i) to keep any Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of
         Section 3(j) hereof, in order to permit the Prospectus forming a part thereof to be usable by Holders until (A) the earlier of: (1) two years from the last date of original issuance of any Securities, or (2) the last date that the Company or any of its Affiliates was the owner of such Securities; or (B) such shorter period ending on the date that (w) all of the Holders of Registrable Securities that are not Affiliates of the Company are able to sell all Registrable Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act (or any successor rule or regulation which permits resales thereof without further registration under the Securities Act), (x) all Registrable Securities registered under the Shelf Registration Statements have been sold, (y) all Registrable Securities have ceased to be outstanding or (z) all Registrable Securities are sold to the public pursuant to Rule 144 (or any successor rule or regulation which permits resales thereof without further registration under the Securities Act) (such period being referred to herein as the "Effectiveness Period"); and

                  (ii) after the Effective Time of the initial Shelf Registration Statement to take the actions provided for in Section 3(a)(ii) hereof after the receipt of a completed and signed Notice and Questionnaire from any Holder of Registrable Securities that is not then a Notice Holder.

         The Company shall be deemed not to have used its commercially reasonable efforts to keep any Shelf Registration Statement effective during the Effectiveness Period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities under such Shelf Registration Statement during that period, unless such action is (1) required by applicable law and the Company thereafter promptly complies with the requirements of
Section 3(j) hereof, or (2) permitted pursuant to Section 2(c) hereof.

         (c) After the Effective Time of the initial Shelf Registration Statement, the Company may suspend the use of any Prospectus by written notice to the Notice Holders for a period not to exceed an aggregate of 60 calendar days in any 12-month calendar period (each such period, a "Suspension Period") if:

                  (i) an event has occurred and is continuing, as a result of which the Shelf Registration Statement would, in the Company's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                  (ii) the Company determines in good faith that the disclosure of such event at such time would have a material adverse effect on the Company and its subsidiaries taken as a whole.

         3. REGISTRATION PROCEDURES.

         In connection with the Shelf Registration Statements, the following provisions shall apply:

                  (a) (i) not less than 45 calendar days prior to the time the Company in good faith intends to have the initial Shelf Registration Statement declared effective, the Company shall distribute the Notice and Questionnaire to the Holders of Registrable Securities. The Company shall take action to name as a selling securityholder in the initial Shelf Registration Statement at the Effective Time each Holder that completes, executes and delivers a Notice and Questionnaire to the Company (a "Notice Holder") prior to or on the 30th calendar day after such Holder's receipt thereof so that such Holder is permitted to deliver the Prospectus forming a part thereof to purchasers of such Holder's Registrable Securities in accordance with applicable law. The Company shall not be required to take any action to name any Holder as a selling securityholder in the initial Shelf Registration Statement at the time of its effectiveness or to enable any Holder to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder has returned a completed and signed Notice and Questionnaire to the Company in a timely manner.

                  (ii) After the Effective Time of the initial Shelf Registration Statement, the Company shall, upon the request of any Holder of Registrable Securities that is not then a Notice Holder, promptly send a Notice and Questionnaire to such Holder. After the Effective Time of the initial Shelf Registration Statement, the Company shall (A) as promptly as practicable, after the date a completed and signed Notice and Questionnaire is delivered to the Company, and in any event within 10 Business Days or, if the Company is required to file with the Commission a new Shelf Registration, 30 calendar days, after such date, prepare and file with the Commission (1) a supplement to the Prospectus or, if required by applicable law, a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement, and (2) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in a Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder's Registrable

         Securities in accordance with applicable law, and (B) use its commercially reasonable efforts to cause any post-effective amendment or such additional Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable; but in any event by the date that is (i) 10 Business Days after the date such post-effective amendment, or (ii) 45 calendar days after the date such additional Shelf Registration Statement is required to be filed; provided, however, that the Company shall not be obligated to take the actions set forth in this clause (ii) more than once in any fiscal quarter or more than three times in the aggregate; and provided, further, that if a Notice and Questionnaire is delivered to the Company during a Suspension Period, the Company shall not be obligated to take the actions set forth in this clause (ii) until the termination of such Suspension Period.

         (b) The Company shall furnish to each Notice Holder, prior to the Effective Time, and without charge, a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to such Notice Holders, prior to the filing with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein (other than supplements solely for the purpose of naming one or more Notice Holders as selling securityholders), and shall use its commercially reasonable efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such Notice Holders and their respective counsel reasonably may propose.

         (c) The Company shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statements and any amendment or supplement thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, (ii) each of the Shelf Registration Statements and any amendment or supplement thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iii) each Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, in the form delivered to purchasers of the Registrable Securities during the Effectiveness Period, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) The Company shall promptly advise each Notice Holder, and shall confirm such advice in writing if so requested by any such Notice Holder:

                  (i) when the initial Shelf Registration Statement has been filed with the Commission and when the initial Shelf Registration Statement has become effective, in each case making a public announcement thereof by publishing the information on the Company's website or through such other broad, public medium as the Company may reasonably and in good faith see fit;

                  (ii) when any supplement to the Prospectus, Shelf Registration Statement or post-effective amendment to a Shelf Registration has been filed with the Commission and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has been declared effective by the Commission;

                  (iii) of any request by the Commission for amendments or supplements to any Shelf Registration Statement or the Prospectus included therein or for additional information;

                  (iv) of the issuance by the Commission of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of any proceedings for such purpose;

                  (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                  (vi) of the happening of any event or the existence of any state of facts that requires the making of any changes in any Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which advice shall be accompanied by an instruction to such Holders to suspend the use of the Prospectus until the requisite changes have been made, which notice need not specify the nature of the event giving rise to such suspension).

         (e) The Company shall use its commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of any Shelf Registration Statement.

         (f) The Company shall, as promptly as reasonably practicable, furnish to each Notice Holder, upon their request and without charge, at least one conformed copy of the Shelf Registration Statement and any amendment or supplement thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by such Notice Holder).

         (g) The Company shall, during the Effectiveness Period, deliver to each Notice Holder, without charge, as many copies of each Prospectus in which the Notice Holder is listed as a selling securityholder included in the applicable Shelf Registration Statement and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company consents (except during a Suspension Period or during the continuance of any event described in Section 3(d) (iii)-(vi) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Notice Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

         (h) Prior to any offering of Registrable Securities pursuant to a Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Notice Holder may reasonably request in writing, (ii) keep such registrations or qualifications or exemptions therefrom in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Notice Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to such Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; PROVIDED, HOWEVER, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h), or (B) subject itself to general or unlimited service of process or to taxation in any such jurisdiction if they are not now so subject.

         (i) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Notice Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement, which certificates, if so required by any securities market or exchange upon which any Registrable Securities are quoted or listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Notice Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

         (j) Upon the occurrence of any event or the existence of any fact contemplated by paragraph 3(d)(vi) above, subject to Section 2(c) hereof, the Company shall promptly, but in any event within 15 Business Days following such occurrence or existence, prepare and file (and have declared effective) a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus included therein or file any other document with the Commission so that, as thereafter delivered to purchasers of the Registrable Securities, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Notice Holders of the occurrence of any event or the existence of any fact contemplated by paragraph 3(d)(vi) above, the Notice Holder shall suspend the use of the Prospectus until the requisite supplement or amendment to the Prospectus has been made or a post-effective amendment to the applicable Shelf Registration Statement shall become effective.

         (k) Not later than the Effective Time of a Shelf Registration Statement, the Company shall provide a CUSIP number for the Securities to be sold pursuant to a Shelf Registration Statement.

         (l) The Company shall comply with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, and make generally available to its securityholders earnings statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12 month period (or 90 days after the end of any 12 month period if such period is a fiscal year), or such shorter period as required by the Securities Act and the Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time.

         (m) Not later than the Effective Time of the initial Shelf Registration Statement, the Company shall use its commercially reasonable efforts to cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

         (n) The Company shall make reasonably available for inspection by one or more representatives of the Notice Holders, designated in writing by a Majority of Holders whose Registrable Securities are included in a Shelf Registration Statement, any underwriter participating in any disposition pursuant to any Shelf Registration Statement, and any attorney, accountant or other agent retained by such Notice Holders or any such underwriter (i) all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company's officers, directors and employees to make available for inspection all information reasonably requested by such Notice Holders or any such underwriter, attorney, accountant or agent in connection with such Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that such persons shall, at the Company's request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery or inspection, as the case may be, of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Notice Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Notice Holders and other parties. Notwithstanding anything contained herein to the contrary, in no event will the method of distribution of the Registrable Securities take the form of an underwritten offering without the consent of the Company (which consent shall not be unreasonably withheld).

         (o) The Company will use its commercially reasonable efforts to cause the Common Stock issuable upon conversion of the Securities to be quoted or listed on the Nasdaq National Market or other market or stock exchange on which the Common Stock primarily trades on or prior to the Effective Time of each Shelf Registration Statement hereunder.

         (p) The Company will cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

         (q) The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by each Shelf Registration Statement contemplated hereby, including entering into such customary agreements and take all such other necessary actions in connection therewith.

         4. REGISTRATION EXPENSES.

         The Company shall bear all fees, costs and expenses incurred in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement whether or not any of the Shelf Registration Statements are declared effective. Such fees, costs and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc., and (B) of compliance with United States federal and state securities or "blue sky" laws (including under the laws of such jurisdictions as the Holders whose Registrable Securities are included in a Shelf Registration Statement may reasonably designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder,
(iv) fees and disbursements of counsel and independent accountants for the Company in connection with the Shelf Registration Statement, and (v) reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock. In addition, the Company shall bear or reimburse the Notice Holders for reasonable fees and disbursements of one firm of legal counsel for the Holders, which shall initially be counsel to the Initial Purchaser, but which may, upon the written consent of the Initial Purchaser (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Company up to a maximum of $15,000 in the aggregate for the initial Shelf Registration Statement and any post-effective amendment or additional Shelf Registration Statement required by Section 3(a)(ii) hereof. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed.

         5. INDEMNIFICATION AND CONTRIBUTION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and hold harmless each Holder, the Initial Purchaser, each person, if any, who controls any such Holder or Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of any such Holder or the Initial Purchaser or any controlling person, from and against any loss, claim, damage, liability, cost or expense whatsoever as incurred (including, but not limited to, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such loss, claim, damage, liability, cost or expense (or action in respect thereof) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto or supplement thereof or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof, or arises out of, or is based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein; and provided further, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that such loss, claim, damage, liability, cost or expense arises from an offer or sale by a Holder of Registrable Securities during a Suspension Period, if such indemnified party is a Holder that received from the Company a notice of the commencement of such Suspension Period prior to the making of such offer or sale. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any indemnified party. The Company shall not be liable under this Section 5(a) for any settlement of any action effected without its written consent, which shall not be unreasonably withheld; provided, however, that with respect to actions pursuant to clauses (i), (ii) and (iii) of
Section 5(c), no such consent shall be required.

         (b) INDEMNIFICATION BY THE NOTICE HOLDERS. Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, any affiliate or subsidiary thereof, the Initial Purchaser, each other Holder, each person, if any, who controls the Company, the Initial Purchaser or another Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of the Company, any affiliate or subsidiary thereof, the Initial Purchaser, any other Holder or any controlling person, from and against any loss, claim, damage, liability, cost or expense whatsoever as incurred (including, but not limited to, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such loss, claim, damage, liability, cost or expense (or action in respect thereof) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof, or arises out of, or is based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission made therein was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use therein. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Shelf Registration Statement giving rise to such indemnification obligation. The foregoing indemnity agreement is in addition to any liability that any Holder may otherwise have to the Company, the Initial Purchaser and any such other person.

         (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party under this Section 5 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 5. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and its respective officers, directors, partners, employees, representatives, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 5 if
(i) employment of such counsel has been authorized in writing by the indemnifying party, or (ii) such indemnifying party shall not have employed counsel to have charge of the defense of such proceeding within 30 days of the receipt of notice thereof, or (iii) such indemnified party shall have reasonably concluded that the representation of such indemnified party and those officers, directors, partners, employees, representatives, agents and controlling persons by the same counsel representing the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them or where there may be one or more defenses available to them that are different from, additional to or in conflict with those available to the indemnifying party, and in any such event ((i), (ii) or (iii)) the fees and expenses of such separate counsel shall be paid by the indemnifying party as incurred. It is understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm (in addition to local counsel in each jurisdiction, if necessary) for all indemnified parties in connection with any proceeding or related proceedings. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action, suit or proceeding in respect of which indemnity or contribution may be or could have been sought hereunder (whether or not the indemnified party or parties are actual or potential parties thereto) unless (A) such settlement, compromise or judgment (1) includes an unconditional release of such indemnified party from all liability arising out of such claim, investigation, action, suit or proceeding, and (2) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party, and (B) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

         (d) CONTRIBUTION. If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the registration of the Registrable Securities pursuant to the Shelf Registration, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 5(d). The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. Notwithstanding any other provision of this Section 5(d), no Holder of the Registrable Securities shall be required to contribute any amount in excess of the amount by which the gross proceeds received by such Holder from the sale of its Registrable Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each officer, director, partner, employee, representative or agent of an indemnified party, and each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act, shall have the same rights to contribution as such indemnified party and each officer, director, partner, employee, representative and agent of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, shall have the same rights to contribution as the Company. The Holders' respective obligations to contribute pursuant to this
Section 5(d) are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Shelf Registration Statement and not joint. The remedies provided for in this Section 5(d) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (e) SURVIVAL. The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser, any Holder, any officer, director, partner, employee, representative or agent of the Initial Purchaser or any Holder, or any person controlling the Initial Purchaser or any Holder, or by or on behalf of the Company, its officers, directors, partners, employees, representatives or agents or any person controlling the Company, and
(iii) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

         6. HOLDER'S OBLIGATIONS.

         Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 3(a) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees to promptly furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Shelf Registration Statement under applicable law, pursuant to comments from the Commission or as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Notice Holder shall constitute a representation and warranty by such Notice Holder that the information relating to such Notice Holder and its plan of distribution is as set forth in the Prospectus delivered by such Notice Holder in connection with such disposition, that such Prospectus does not, as of the time of such sale, contain any untrue statement of a material fact relating to or provided by such Notice Holder or its plan of distribution and that such Prospectus does not, as of the time of such sale, omit to state any material fact relating to or provided by such Notice Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

         7. ADDITIONAL INTEREST.

                  (a) Notwithstanding any postponement of the effectiveness pursuant to Section 2(a) hereof, if:

                  (i) on or prior to the 120th day following the Issue Date, a Shelf Registration Statement has not been filed with the Commission, or

                  (ii) on or prior to the 180th day following the Issue Date, such initial Shelf Registration Statement is not declared effective by the Commission, or

                  (iii) after the effectiveness date of any Shelf Registration Statement, (A) such Shelf Registration Statement ceases to be effective or usable for the offer and sale of Registrable Securities (other than due to a Suspension Period), and the Company fails to file (and have declared effective), within fifteen Business Days, a post-effective amendment to such Shelf Registration Statement or amendment or supplement to the Prospectus contained therein or such other document with the Commission to make such Shelf Registration Statement effective or such Prospectus usable, or (B) the Suspension

         Periods exceed 60 calendar days, whether or not consecutive, in any 12-month calendar period, or

                  (iv) the Company shall have failed to timely comply with any of its obligations set forth in Section 3(a)(ii) hereof, provided that such failure is not solely due to the failure of a Holder of Registrable Securities to perform its obligations set forth in Section 3(a)(ii) hereof (each of (i) through (iv) a "Registration Default"), the Company shall be required to pay additional interest ("Additional Interest"), from and including the day following such Registration Default to but excluding the day on which such Registration Default is cured, at a rate per annum equal to an additional one-half of one percent (0.50%) of the Applicable Amount during the 90-day period immediately following the occurrence of such Registration Default and shall increase by 0.25% per annum from and including the 91st day after such Registration Default, and by an additional 0.25% on each successive 91st day thereafter unless and until all Registration Defaults have been cured.

         (b) In the case of a Registration Default described in Sections 7(a)(i)-(iii) above, Additional Interest, if any, shall be payable only to Notice Holders and, in respect of a Registration Default described in Section 7(a)(iv) above, Additional Interest, if any, shall be payable only to Notice Holders to whom such Registration Default relates.

         (c) Any amounts to be paid as Additional Interest pursuant to paragraph
(a) of this Section 7 shall be paid by wire transfer of immediately available funds or by federal funds check on the first interest payment date following the date on which such Additional Interest begins to accrue.

         (d) Except as provided in Section 9(a) hereof, the Additional Interest as set forth in this Section 7 shall be the exclusive cash remedy available to the Holders of Registrable Securities for such Registration Default. In no event shall the Company be required to pay Additional Interest in excess of the amount set forth above, regardless of whether one or multiple Registration Defaults exist.

         8. RULE 144.

         The Company covenants to the Holders of the Registrable Securities that the Company shall use its commercially reasonable efforts to timely file the reports required to be filed by it under the Exchange Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph
(c)(1) of Rule 144 of the Securities Act) and the rules and regulations adopted by the Commission thereunder, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities in connection with that Holder's sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it had complied with such requirements.

         9. MISCELLANEOUS.

         (a) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Initial Purchaser and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchaser and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Notice Holders under Section 7 hereof, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

         (b) AMENDMENTS AND WAIVERS. This Agreement, including this Section 9(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and a Majority of Holders. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 9(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

         (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing, shall be delivered by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier (provided notice is also given by some other means permitted by this Section 9(c)), (iii) one Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

         (x) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

                  a. if to the Company, to:

                           Medis Technologies Ltd.
                           805 Third Avenue
                           New York, New York 10022
                           Attention: President
                           Telephone: (212) 935-8484
                           Facsimile: (212) 935-9216

                           with a copy to:

                           Sonnenschein Nath & Rosenthal LLP
                           1221 Avenue of the Americas
                           New York, New York 10020
                           Attention: Ira I. Roxland, Esq.
                           Facsimile: (212) 768-6800

                                    1. if to the Initial Purchaser, to:

                           McMahan Securities Co. L.P.
                           500 West Putnam Avenue
                           Greenwich, Connecticut 06830
                           Attention: Alan Streiter, Senior Managing Director
                           Facsimile: (203) 618-3401

                           with a copy to:

                           Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C. 666 Third Avenue, 25th Floor
                           New York, New York 10017
                           Attention: Stephen J. Gulotta, Jr., Esq.
                           Facsimile: (212) 935-3000

         or to such other address as such person may have furnished to the other persons identified in this Section 9(c) in writing in accordance herewith.

         (d) PARTIES IN INTEREST. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Notice Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if a Notice Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

         (e) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Facsimile signatures shall constitute original signatures for all purposes of this Agreement.

         (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of law.

         (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (i) SURVIVAL. The respective indemnities, agreements, covenants, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Initial Purchaser, any Holder, or any officer, director, partner, employee, representative or agent of the Initial Purchaser or such Holder, any agent or underwriter, any officer, director, partner, employee, representative or agent or of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

SUBMISSION TO JURISDICTION; APPOINTMENT OF AGENT FOR SERVICE.

         The Company agrees that any suit, action or proceeding against the Company arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court in The City of New York, New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company agrees that a final judgment in any such proceeding brought in any such court shall be conclusive and binding thereupon and may be enforced in any other court in the jurisdiction to which the Company is or may be subject by suit upon such judgment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                     SIGNATURE PAGE IN COUNTERPARTS FOLLOWS]

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                             Very truly yours,

                                             MEDIS TECHNOLOGIES LTD.


                                             By: /s/ Howard Weingrow
                                                 ----------------------------
                                                 Name:  Howard Weingrow
                                                 Title: President

         Accepted as of the date hereof:

         MCMAHAN SECURITIES CO. L.P.


         By: /s/ Alan Streiter
             ----------------------------
             Name:   Alan Streiter
             Title:  Senior Managing Director

                                                                      APPENDIX A

                             MEDIS TECHNOLOGIES LTD.
             FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE


         The undersigned beneficial holder of 6% Senior Convertible Notes due July 15, 2010 (the "Notes") of Medis Technologies Ltd. (the "Company" or "Registrant") or common stock, par value $.01 per share (the "common stock" and, together with the Notes, the "Registrable Securities"), of the Company understands that the Registrant has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the "Registration Rights Agreement"), among the Company and the initial purchaser named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. Each capitalized term not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

         Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and, therefore, will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. The Company has agreed to pay additional amounts pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

                                     NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and the Company's directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

         The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

1.       (a)      Full Legal Name of Selling Securityholder:

                  ___________________________________________________

         (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

                  ___________________________________________________

         (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

                  ___________________________________________________

2.       Address for Notices to Selling Securityholder:

         ____________________________________________________________

         Telephone: _________________________________________________

         Fax: _______________________________________________________

         Contact Person: ____________________________________________

3.       Beneficial Ownership of Registrable Securities:


         (a) Type and Principal Amount of Registrable Securities beneficially owned:

                  ___________________________________________________

         (b) CUSIP No(s). of such Registrable Securities beneficially owned:

                  ___________________________________________________

4. Beneficial Ownership of Other Securities of the Company owned by the Selling Securityholder:

         ____________________________________________________________

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.


         (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

                  ___________________________________________________

         (b)      CUSIP No(s). of such Other Securities beneficially owned:

                  ___________________________________________________

5.       Relationship(s) with the Company:

         ____________________________________________________________

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:

         ____________________________________________________________

6.       Plan of Distribution:

         Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all). Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, or
         (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market. The undersigned may also loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

         State any exceptions here:

         ____________________________________________________________

         ____________________________________________________________

         NOTE: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company. The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities. In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below. In the event that the undersigned transfers all or any portion of the Registrable Securities listed in
Item 3 above after the date on which such information is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement. By signing below, the undersigned consents to the disclosure of the information provided in response to Items 1 through 6 above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                          __________________________________
                                          Beneficial Owner


                                          By: ______________________________
                                              Name:
                                              Title:
Date: _________________


               PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND
                        QUESTIONNAIRE TO THE COMPANY AT:

                             Medis Technologies Ltd.
                                805 Third Avenue
                               New York, NY 10022
                              Attention: President

                      EXHIBIT 1 TO NOTICE AND QUESTIONNAIRE


                           NOTICE OF TRANSFER PURSUANT
                            TO REGISTRATION STATEMENT


Medis Technologies Ltd.
805 Third Avenue
New York, New York 10022

Re:      Medis Technologies Ltd.
         __% Senior Convertible Notes due 2010 (the "Notes")


Ladies and Gentlemen:

         Please be advised that __________ has transferred $_________ aggregate principal amount of the above-referenced Notes or ________ shares of the Company's common stock issued on conversion or repurchase of Notes, pursuant to the Registration Statement on Form S-3 (File No. 333-________) filed by the Company.

         We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above named beneficial owner of the Notes or common stock is named as a selling securityholder in the Prospectus, dated ___________, or in amendments or supplements thereto, and that the aggregate principal amount of the Notes or number of shares of common stock transferred are [all or a portion of] the Notes or common stock listed in such Prospectus, as amended or supplemented, opposite such owner's name.

                                           Very truly yours,
                                           [name]


                                           By:__________________________________
                                                    (Authorized Signature)


Dated: ______________